UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2011
REGENERX BIOPHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15070 (Commission File Number)	52-1253406 (IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470, Rockville, MD (Address of Principal Executive Offices)	20850 (Zip Code)
Registrant’s telephone number, including area code: (301) 208-9191
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On January 4, 2011 and January 5, 2011, RegeneRx Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into two purchase agreements and a registration rights agreement with Lincoln Park Capital Fund, LLC, an Illinois limited liability company (“LPC”). In addition to the agreements entered into with LPC, on January 5, 2011, the Company entered into securities purchase agreements for a private placement with affiliates of Sigma-Tau Group, its largest stockholder.
Purchase Agreements with Lincoln Park Capital Fund, LLC
On January 5, 2011, the Company entered into a securities purchase agreement with LPC, pursuant to which the Company sold in a registered direct offering 1,851,852 shares of its common stock to LPC at a price per share of $0.27, for gross proceeds of $500,000 before offering expenses (the “Registered Offering”). As part of the Registered Offering, the Company also issued to LPC, for no additional consideration, a warrant to purchase 740,741 shares of common stock at an exercise price of $0.38 per share (the “LPC Warrant”). Subject to certain ownership limitations, the LPC Warrant will be exercisable beginning on July 7, 2011 and will expire on January 7, 2016. The exercise price of the LPC Warrant is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.
The Registered Offering was made pursuant to an S-3 shelf registration statement on (SEC File No. 333-150675), which was declared effective by the SEC on May 16, 2008, pursuant to a prospectus supplement filed with the SEC on January 7, 2011.
The Registered Offering closed on January 7, 2011. No discounts or placement agent fees are payable in connection with the Registered Offering, and the Company expects to use the proceeds from the Registered Offering for preclinical and clinical development of the Company’s drug candidates and for general corporate purposes, including working capital.
The foregoing description of the terms and conditions of the securities purchase agreement with LPC and the LPC Warrant do not purport to be complete and are qualified in their entirety by the full text of the securities purchase agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference and the form of the LPC Warrant, which is attached hereto as Exhibit 4.1 and incorporated by reference herein.
On January 4, 2011, the Company and LPC also entered into a Purchase Agreement (the “LPC Purchase Agreement”), together with a Registration Rights Agreement (the “Registration Rights Agreement”), whereby the Company has the right to sell to LPC up to $11,000,000 of the Company’s common stock over a 30-month period (any such shares sold being referred to as the “Purchase Shares”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement related to the transaction with the SEC covering the Purchase Shares and the Additional Commitment Shares (as defined below). After the SEC has declared effective such registration statement, the Company will generally have the right, but not the obligation, over a 30-month period, to direct LPC to periodically purchase the Purchase Shares in specific amounts under certain conditions. The purchase price for the Purchase Shares will be the lower of (i) the lowest trading price on the date of sale or (ii) the arithmetic average of the three lowest closing sale prices for the common stock during the 12 consecutive business days ending on the business day immediately preceding the purchase date. In no event, however, will the Purchase Shares be sold to LPC at a price of less than $0.15 per share.
In consideration for entering into the LPC Purchase Agreement, the Company will issue to LPC 958,333 shares of common stock as an initial commitment fee (the “Initial Commitment Shares”) and is required to issue up to 958,333 shares of common stock as additional commitment shares on a pro rata basis (the “Additional Commitment Shares”) as the Company directs LPC to purchase the Company’s shares under the Purchase Agreement over the term of the agreement. The LPC Purchase Agreement may be terminated by the Company at any time at the Company’s discretion without any cost to the Company. The proceeds that may be received by the Company under the LPC Purchase Agreement are expected to be used for preclinical and clinical development of the Company’s drug candidates and for general corporate purposes, including working capital.
Under the LPC Purchase Agreement, the Company has agreed that, subject to certain exceptions, it will not, during the term of the LPC Purchase Agreement, effect or enter into an agreement to effect any issuance of common stock or securities convertible into, exercisable for or exchangeable for common stock in a “Variable Rate Transaction,” which means a transaction in which the Company:
•	issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of common stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of common stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to our business or the market for the common stock; or
•	enters into any agreement, including, but not limited to, an equity line of credit, whereby it may sell securities at a future determined price.
The Company has also agreed to indemnify LPC against certain losses resulting from its breach of any of its representations, warranties or covenants under the agreements with LPC.
The foregoing descriptions of the LPC Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the LPC Purchase Agreement and the Registration Rights Agreement, a copy of each of which is attached hereto as Exhibit 10.2 and 10.3, respectively, and each of which is incorporated herein in its entirety by reference.
Purchase Agreements with Affiliates of Sigma-Tau Group
On January 5, 2011, the Company entered into a three separate securities purchase agreements (each, a “Sigma-Tau Purchase Agreement” and together, the “Sigma-Tau Purchase Agreements”) with affiliates of Sigma-Tau Group, its largest stockholder (the “Sigma-Tau Purchasers”), with respect to the private placement (the “Private Placement”) of an aggregate of 3,518,519 shares of common stock (the “Sigma-Tau Shares”) at a price per share of $0.27, for gross proceeds of $950,000. No discounts or placement agent fees are payable in connection with the Private Placement, and the Company intends to use the net proceeds of the Private Placement for working capital and other general corporate purposes.
In connection with the Private Placement, the Company also issued to the Sigma-Tau Purchasers warrants (the “Sigma-Tau Warrants”) to purchase an aggregate of 1,407,407 additional shares of common stock at an exercise price of $0.38 per share. The Sigma-Tau Warrants will be exercisable beginning on July 7, 2011 and will expire on January 7, 2016. The exercise price of the Sigma-Tau Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The Private Placement closed on January 7, 2011.

The foregoing description of the terms and conditions of the Sigma-Tau Purchase Agreements with the Sigma-Tau Purchasers and the Sigma-Tau Warrants does not purport to be complete and is qualified in its entirety by the full text of the Sigma-Tau Purchase Agreements, which are attached hereto as Exhibits 10.4 through 10.6 and incorporated herein by reference, and the form of the Sigma-Tau Warrant, which is attached hereto as Exhibit 4.2 and incorporated by reference herein.
Warrant Amendment Agreement with Affiliates of Sigma-Tau Group
In connection with the Private Placement, on January 5, 2011, the Company and the Sigma-Tau Purchasers entered into an agreement (the “Warrant Amendment”) to amend the terms of certain outstanding warrants held by the holders of such warrants (the “Holders”). Under the Warrant Amendment, all outstanding warrants held by the Holders that were issued between March 2006 and December 2008, exercisable for an aggregate of 3,046,453 shares of Common Stock and with exercise prices between $1.60 per share and $4.06 per share, were amended to reduce their exercise prices to $0.38 per share and to extend their expiration dates to December 31, 2011.
The foregoing description of the terms and conditions of the Warrant Amendment does not purport to be complete and is qualified in its entirety by the full text of the Warrant Amendment, which is attached hereto as Exhibit 4.3 and incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 with respect to the LPC Purchase Agreement, the Sigma-Tau Purchase Agreements and the Sigma-Tau Warrants is hereby incorporated herein by reference. Each of LPC and the Sigma-Tau Purchasers is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Company has issued the Initial Commitment Shares to LPC, will sell and issue any Purchase Shares and Additional Commitment Shares to LPC, and will issue the Sigma-Tau Shares and the Sigma-Tau Warrants, in each case in reliance upon the exemption from registration contained in Section 4(2) and Rule 506 under the Securities Act. The securities sold may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Item 8.01 Other Events.
The information set forth in Item 1.01 with respect to the Registered Offering is hereby incorporated herein by reference. The Company is filing the opinion of its counsel, Cooley LLP, relating to the legality of the issuance and sale of the shares of common stock, the LPC Warrant and the shares of common stock issuable upon exercise of the LPC Warrant in the Registered Offering, as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement.
On January 7, 2011, the Company issued a press release announcing the Registered Offering, the entry into the LPC Purchase Agreement and the Private Placement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1	Warrant issued to LPC

Exhibit No.	Description
4.2	Form of Warrant issued to the Sigma-Tau Purchasers

4.3	Omnibus Warrant Amendment Agreement, dated as of January 5, 2011, by and among the Company and the Sigma-Tau Purchasers.

5.1	Opinion of Cooley LLP

10.1	Securities Purchase Agreement, dated as of January 5, 2011, by and between the Company and LPC

10.2	Purchase Agreement, dated as of January 4, 2011, by and between the Company and LPC

10.3	Registration Rights Agreement, dated as of January 4, 2011, by and between the Company and LPC

10.4	Securities Purchase Agreement, dated as of January 5, 2011, by and between the Company and Defiante Farmaceutica S.A.

10.5	Securities Purchase Agreement, dated as of January 5, 2011, by and between the Company and Taufin International S.A.

10.6	Securities Purchase Agreement, dated as of January 5, 2011, by and between the Company and Sinaf S.A.

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

99.1	Press Release dated January 7, 2011
Forward-Looking Statements
Certain statements in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the transactions related to the Company’s common stock described herein. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, risks related to the Company’s ability to satisfy conditions to future purchases pursuant to the LPC Purchase Agreement, including without limitation restrictions on selling shares to LPC at prices below $0.15 per share. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in its filings with the Commission. These forward-looking statements represent the Company’s judgment as of the time of this report. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.
Date: January 7, 2011	By:	/s/ J.J. Finkelstein
		Name:	J.J. Finkelstein
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant issued to LPC

4.2	Form of Warrant issued to the Sigma-Tau Purchasers

4.3	Omnibus Warrant Amendment Agreement, dated as of January 5, 2011, by and among the Company and the Sigma-Tau Purchasers

5.1	Opinion of Cooley LLP

10.1	Securities Purchase Agreement, dated as of January 5, 2011, by and between the Company and LPC

10.2	Purchase Agreement, dated as of January 4, 2011, by and between the Company and LPC

10.3	Registration Rights Agreement, dated as of January 4, 2011, by and between the Company and LPC

10.4	Securities Purchase Agreement, dated as of January 5, 2011, by and between the Company and Defiante Farmaceutica S.A.

10.5	Securities Purchase Agreement, dated as of January 5, 2011, by and between the Company and Taufin International S.A.

10.6	Securities Purchase Agreement, dated as of January 5, 2011, by and between the Company and Sinaf S.A.

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

99.1	Press Release dated January 7, 2011